   NUMBER                                                         SHARES


                                           SEE REVERSE FOR
                                         CERTAIN DEFINITIONS

                           LAMALIE ASSOCIATES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                                CUSIP  512814104


THIS CERTIFIES THAT








IS THE OWNER OF



      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

                           LAMALIE ASSOCIATES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed with the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated

                                      (CORPORATE SEAL)


        /s/                                         /s/
        Secretary                                   President


COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
NEW YORK, NEW YORK AND RIDGEFIELD, NEW JERSEY
TRANSFER AGENT AND REGISTRAR

By

      AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT (TRAN) ACT - .......... Custodian ..........
TEN ENT - as tenants by the entireties                                     (Cust)               (Minor)
JT TEN  - as joint tenants with right of                                 under Uniform Gifts (Transfers)
          survivorship and not as tenants                                to Minors Act .................
          in common                                                                          (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:                              __________________________________________

                                    __________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                    MENT OR ANY CHANGE WHATEVER

SIGNATURE GUARANTEED


THE PROVISIONS OF THE CORPORATION'S ARTICLES OF INCORPORATION, AS PRESENTLY
IN EFFECT, SHOWING THE CLASSES AND SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE DISTINGUISHING CHARACTERISTICS THEREOF, ARE HEREBY INCORPORATED BY REFERENCE TO THE SAME EXTENT AS IF HEREIN SET FORTH AT LENGTH; A COPY OF SAID PROVISIONS, CERTIFIED BY AN OFFICER OF THE CORPORATION, WILL BE FURNISHED BY THE CORPORATION OR BY ITS TRANSFER AGENT, WITHOUT COST, TO
AND UPON THE REQUEST OF THE HOLDER OF THIS CERTIFICATE. REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE OR TO THE CORPORATION'S TRANSFER AGENT.